Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 2 TO THE
CREDIT AGREEMENT
Dated as of January 10, 2019
AMENDMENT NO. 2 TO THE CREDIT AGREEMENT among ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the “Borrower”), ADVANCE AUTO PARTS, INC., a Delaware corporation (“Parent”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.
PRELIMINARY STATEMENTS:
(1)    The Borrower, Parent, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of January 31, 2017 (as amended by Amendment No. 1 dated as of January 31, 2018, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Credit Agreement.
(2)    The Borrower, Parent and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
Section 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:
(a)    A new definition of “Insurance Subsidiary” is added to Section 1.01 in appropriate alphabetical order to read as follows:
“Insurance Subsidiary” means each wholly owned Subsidiary of Parent that is maintained as a special purpose self-insurance subsidiary and any of its Subsidiaries.
(b)    The definition of “Adjusted Consolidated Net Income” in Section 1.01 is amended to replace each use of the phrase “the Borrower” therein with the word “Parent”.
(c)    The definition of “Guarantee Requirement” in Section 1.01 is amended in full to read as follows:
“Guarantee Requirement” means, at any time, the requirement that (a) the Guarantee Agreement (or a supplement thereto) shall have been executed by Parent and each Material Subsidiary (other than an SPE Subsidiary or an Insurance Subsidiary), shall have been delivered to the Administrative Agent and shall be in full force and effect and (b) as to each Material Subsidiary (other than an SPE Subsidiary or an Insurance Subsidiary) that shall become a party to the Guarantee Agreement after the Effective Date, the Administrative Agent shall have received documents comparable to those delivered under paragraphs (b), (c) and (e) of Section 4.01 with respect to Subsidiaries party to such Guarantee Agreement on the Effective Date.

(d)    Section 1.03 is amended by adding to the end thereof the following new paragraph:
Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).
(e)    Section 2.22(f) is amended by replacing the phrase “the Borrowers” with the phrase “the Borrower”.

(f)    Section 3.07(b) is amended by replacing the word “Holdings” with the word “Parent”.

(g)    Section 3.12 is amended by replacing the phrase "the Borrower and the Borrower's Subsidiaries" with the phrase "the Borrower, the Borrower's Subsidiaries and the Insurance Subsidiaries".

(h)    Section 5.02 is amended by replacing the phrase “the Borrowers” with the phrase “the Loan Parties”.

(i)    Section 6.01 is amended by restating the introductory clause in full to read as follows:

Parent will not permit any Subsidiary to create, incur, assume or permit to exist any Indebtedness (including pursuant to any Guarantee of Indebtedness of Parent, the Borrower or any other Subsidiary), except:
(j)    Section 6.01(b) is amended by replacing each instance of the phrase “the Borrower” with the word “Parent”.
(k)    Section 6.02(b) is amended in full to read as follows:

(b) Parent will not, and will not permit any Insurance Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it (other than Excluded Margin Stock), or assign or sell any income or revenues (including accounts receivable) or rights in respect thereof, except Permitted Encumbrances.
(l)    Section 6.03(c) is amended by (i) replacing the phrase “of the Borrower” in the first sentence with the phrase “of the Borrower and the Insurance Subsidiaries”, (ii) replacing the phrase “of the Borrower” in clause (i) of the first parenthetical clause of the second sentence with the phrase “of the Borrower and any Insurance Subsidiary”, (iii) replacing the phrase “in the Borrower” in clause (ii) of the first parenthetical clause of the second sentence with the phrase “in the Borrower or any Insurance Subsidiary” and (iv) replacing the last sentence in full with “Parent will not have any Subsidiaries other than the Insurance Subsidiaries, the Borrower and Subsidiaries of the Borrower (including SPC Subsidiaries).”
(m)    Section 6.06 is amended by (i) replacing each instance of the phrase “permit any Subsidiary to” with the phrase “permit any Subsidiary (other than an Insurance Subsidiary) to”, (ii)

replacing the phrase “advances to the Borrower or any other Subsidiary” in clause (b) with the phrase “advances to Parent, the Borrower or any other Subsidiary” and (iii) replacing the phrase “, other than a SPE Subsidiary” in the third proviso with the phrase “, other than an Insurance Subsidiary or SPE Subsidiary”.
(n)    Section 6.08 is amended by replacing the phrase “The Borrower” with the word “Parent”.
(o)    Section 6.09 is amended by replacing the phrase “The Borrower” with the word “Parent”.
Section 2. Conditions of Effectiveness. Section 1 of this Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Borrower and the Required Lenders and (b) the Consent attached hereto duly executed by each of the Guarantors parties to the Guarantee Agreement. This Amendment is subject to the provisions of Section 9.02 of the Credit Agreement.
Section 3. Representations and Warranties of the Borrower. The Borrower represents and warrants as of the date hereof as follows:
(a)    no Default exists; and
(b)    the representations and warranties contained in Article III of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (other than any such representation and warranty that is already qualified by materiality or “Material Adverse Effect” in the text thereof, in which case such representation and warranty shall be true and correct in all respects), and except that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (c) of Section 3.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 5.01 of the Credit Agreement).
Section 4. Reference to and Effect on the Credit Agreement and the Loan Documents.
On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
The Credit Agreement and each other Loan Document, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
This Amendment shall be deemed to constitute a Loan Document.

Section 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.03 of the Credit Agreement.
Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Amendment, when taken together will be deemed to be but one and the same instrument and execution of any such counterpart may be evidenced by a telecopier or electronic transmission of the signature of such party.
Section 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADVANCE AUTO PARTS, INC.,

By:	/s/ Jeffrey W. Shepherd
Name: Jeffrey W. Shepherd
Title: Chief Financial Officer

ADVANCE STORES COMPANY, INCORPORATED,

By:	/s/ Jeffrey W. Shepherd
Name: Jeffrey W. Shepherd
Title: Chief Financial Officer

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Kelly Weaver
Name: Kelly Weaver
Title: Vice President

Consent to the forgoing Amendment:

Bank of America, National Association as Lender

By:	/s/ Monica Sevila
Name: Monica Sevila
Title: Senior Vice President

Consent to the forgoing Amendment:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Gregory T. Martin
Name: Gregory T. Martin
Title: Authorized Signer

Consent to the forgoing Amendment:

SunTrust Bank

By:	/s/ Mary K. Lundin
Name: Mary K. Lundin
Title: Director

Consent to the forgoing Amendment:

U.S. BANK NATIONAL ASSOICATION

By:	/s/ Conan Schleicher
Name: Conan Schleicher
Title: Senior Vice President

Consent to the forgoing Amendment:

Wells Fargo Bank, N.A.

By:	/s/ Irena Stavreska
Name: Irena Stavreska
Title: Managing Director

Consent to the forgoing Amendment:

Branch Banking and Trust Company

By:	/s/ Kelly Attayek
Name: Kelly Attayek
Title: Assistant Vice President

Consent to the forgoing Amendment:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Douglas Darman
Name: Douglas Darman
Title: Director

Consent to the forgoing Amendment:

KeyBank National Association

By:	/s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Senior Vice President

Consent to the forgoing Amendment:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ David Notaro
Name: David Notaro
Title: SVP

Consent to the forgoing Amendment:

ROYAL BANK OF CANADA

By:	/s/ Jason Clay
Name: Jason Clay
Title: Vice President

Consent to the forgoing Amendment:

TD Bank, N.A.

By:	/s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President

Consent to the forgoing Amendment:

Bank of China, New York Branch

By:	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

Consent to the forgoing Amendment:

Fifth Third Bank

By:	/s/ Mary Ramsey
Name: Mary Ramsey
Title: Senior Vice President

Consent to the forgoing Amendment:

HSBC Bank USA, N.A.

By:	/s/ Jaime Eng Mariano
Name: Jaime Eng Mariano
Title: Senior Vice President

Consent to the forgoing Amendment:

REGIONS BANK,

By:	/s/ Brand Hosford
Name: Brand Hosford
Title: Vice President

CONSENT
Dated as of January 10, 2019
The undersigned, each as a Guarantor under the Guarantee Agreement dated as of January 31, 2017 (the “Guarantee Agreement”) in favor of the Administrative Agent for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to the Amendment and hereby confirms and agrees that notwithstanding the effectiveness of the Amendment, the Guarantee Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Amendment, each reference in the Guarantee Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

AAP FINANCIAL SERVICES, INC.,
ADVANCE AUTO BUSINESS SUPPORT, LLC,
ADVANCE E-SERVICE SOLUTIONS, INC.,
ADVANCE TRUCKING CORPORATION,
AUTOPART INTERNATIONAL, INC. B.W.P. DISTRIBUTORS, INC.,
CQ SOURCING, INC.,
CROSSROADS GLOBAL TRADING CORP.,
DRIVERSIDE, INC.,
GENERAL PARTS DISTRIBUTION LLC,
GENERAL PARTS INTERNATIONAL, INC.,
GENERAL PARTS, INC.,
GOLDEN STATE SUPPLY LLC,
GPI TECHNOLOGIES, LLC,
LEE HOLDINGS NC, INC.,
MOTOLOGIC, INC.,
STRAUS-FRANK ENTERPRISES LLC,
VALLEY MASTER PARTNERSHIP LLC
WESTERN AUTO OF PUERTO RICO, INC.,
WESTERN AUTO OF ST. THOMAS, INC.,
WORLDPAC PUERTO RICO, LLC,
WORLDPAC, INC.,
WORLDWIDE AUTO PARTS
as Guarantors,
By:
/s/ Jeffrey W. Shepherd
Name: Jeffrey W. Shepherd
Title: Chief Financial Officer

ADVANCE AUTO INNOVATIONS, LLC,
ADVANCE PATRIOT, INC.,
DISCOUNT AUTO PARTS, LLC,
E-ADVANCE, LLC,
as Guarantors,
By:
/s/ Jeffrey W. Shepherd
Name: Jeffrey W. Shepherd
Title: Treasurer